Exhibit 10.5
FORM OF
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 16, 2024, by and among FirstSun Capital Bancorp, a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).
This Agreement is made pursuant to the Upfront Securities Purchase Agreement, dated as of January 16, 2024, by and among the Company and each Purchaser (the “Upfront Securities Purchase Agreement”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:
1.    Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Upfront Securities Purchase Agreement shall have the meanings given such terms in the Upfront Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Acquisition Finance Securities Purchase Agreement” shall have the meaning set forth in the Upfront Securities Purchase Agreement.
“Acquisition Finance Closing” means the “Closing” as defined in the Acquisition Finance Securities Purchase Agreement.’
“Acquisition Finance Closing Date” means the “Closing Date” as defined in the Acquisition Finance Securities Purchase Agreement.’
“Advisement” shall have the meaning set forth in Section 7(d).
“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” shall have the meaning set forth in the Preamble.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in the city of New York are open for the general transaction of business.
“Closing Date” means the Upfront Closing Date or the Acquisition Finance Closing Date, as applicable.

“Commission” means the U.S. Securities and Exchange Commission.
“Common Shares” means shares of Common Stock issued pursuant to the Upfront Securities Purchase Agreement, issued or issuable upon exercise of the Warrant or issued to a Purchaser Pursuant to the Acquisition Finance Securities Purchase Agreement.
“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any securities into which such shares of common stock may hereinafter be reclassified.
“Company” shall have the meaning set forth in the Preamble.
“Effective Date” means, as applicable, the date that a Registration Statement filed pursuant to Section 2(a)(i) or Section 2(a)(ii), as applicable, is first declared effective by the Commission.
“Effectiveness Deadline” means, as applicable, (a) with respect to the Initial Upfront Securities Registration Statement or the New Upfront Securities Registration Statement, the earlier of (i) the 90th calendar day following the Upfront Closing Date (or the 120th calendar day following the Upfront Closing Date in the event that such registration statement is subject to a full review by the Commission) and (ii) the fifth Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (and the Commission does not rescind such notice), and (b) if applicable, with respect to the Initial Acquisition Finance Securities Registration Statement or the New Acquisition Finance Securities Registration Statement, the earlier of (i) the 90th calendar day following the Acquisition Finance Closing Date (or the 120th calendar day following the Acquisition Finance Closing Date in the event that such registration statement is subject to a full review by the Commission) and (ii) the fifth Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (and the Commission does not rescind such notice); provided, that if the applicable Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, such Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
“Effectiveness Period” shall have the meaning set forth in Section 2(b).
“Event” shall have the meaning set forth in Section 2(c).
“Event Date” shall have the meaning set forth in Section 2(c).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Filing Deadline” means, as applicable (a) with respect to the Initial Upfront Securities Registration Statement required to be filed pursuant to Section 2(a)(i), the 45th calendar day following the Upfront Closing Date, and (b) if applicable, with respect to the Initial Acquisition

Securities Registration Statement required to be filed pursuant to Section 2(a)(ii), the 45th calendar day following the Acquisition Finance Closing Date; provided, that if an applicable Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, such Filing Deadline shall be extended to the next business day on which the Commission is open for business.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of applicable Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 6(c).
“Indemnifying Party” shall have the meaning set forth in Section 6(c).
“Initial Registration Statement” shall have the meaning set forth in Section 2(a)(ii).
“Liquidated Damages” shall have the meaning set forth in Section 2(c).
“Losses” shall have the meaning set forth in Section 6(a).
“New Registration Statement” shall have the meaning set forth in Section 2(a).
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization or governmental authority.
“Principal Market” means the Trading Market on which the Common Stock is primarily listed or quoted for trading, which, as of the Closing Date, is the OTCQX operated by OTCMarkets.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Purchase Agreement” or “Purchase Agreements” shall mean, as applicable, the Upfront Securities Purchase Agreement and/or the Acquisition Finance Securities Purchase Agreement.

“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.
“Registrable Acquisition Finance Securities” means (a) all of the Common Shares (i) issued pursuant to the Acquisition Finance Securities Purchase Agreement to any Purchaser or (ii) issued or issuable upon the exercise of the Warrant, as applicable, and (b) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to such Common Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that such securities shall cease to be Registrable Acquisition Finance Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold shall cease to be a Registrable Acquisition Finance Security); (B) if such securities have ceased to be outstanding (in which case, only such securities that have ceased to be outstanding shall cease to be a Registrable Acquisition Finance Security); or (C) if such securities have been sold in a private transaction in which the Holder’s rights under this Agreement have not been assigned to the transferee (in which, case only such securities sold shall cease to be a Registrable Acquisition Finance Security);.
“Registrable Securities” means, as applicable, the Registrable Upfront Securities and/or the Registrable Acquisition Finance Securities.
“Registrable Upfront Securities” means (a) all of the Common Shares issued pursuant to the Upfront Securities Purchase Agreement and (b) and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to such Common Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that such securities shall cease to be Registrable Upfront Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold shall cease to be a Registrable Upfront Security); (B) if such securities have ceased to be outstanding (in which case, only such securities that have ceased to be outstanding shall cease to be a Registrable Upfront Security); or (C) if such securities have been sold in a private transaction in which the Holder’s rights under this Agreement have not been assigned to the transferee (in which, case only such securities sold shall cease to be a Registrable Upfront Security).
“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation an Initial Registration Statement, a New Registration Statement, and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.
“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
“Trading Day” means a day on which the Common Stock is listed or quoted on its Principal Market; provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean a Business Day.
“Trading Market” means whichever of the NYSE, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQX, OTCQB or Pink markets operated by OTCMarkets, or another national securities exchange, on which the Common Stock is listed or quoted for trading on the date in question.
“Underwritten Offering” shall have the meaning set forth in Section 2(g).
“Upfront Closing” means the “Closing” as defined in the Upfront Securities Purchase Agreement.
“Upfront Closing Date” means the “Closing Date” as defined in the Upfront Securities Purchase Agreement.
“Warrant” has the meaning set forth in the Upfront Securities Purchase Agreement.
2.    Registration.
(a)    (i) On or prior to the applicable Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Upfront Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Upfront Securities, by such other means of distribution of Registrable Upfront Securities as the Company may reasonably determine (the “Initial Upfront Securities Registration Statement”). The Initial Upfront Securities Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Upfront Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale of the Registrable Upfront Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to (i) written comments received from the Commission upon a review of such Registration Statement) or (ii) a change in SEC Guidance the “Plan of Distribution” section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Upfront Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Upfront Securities Registration Statement as required by the Commission and/or (ii) withdraw the Initial Upfront Securities Registration Statement and file a new registration statement (a “New Upfront Securities Registration Statement”), in either case covering the maximum number of Registrable Upfront Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Upfront Securities as a secondary offering; provided, that prior to filing such amendment or New Upfront Securities Registration Statement , the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Upfront Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Upfront Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Upfront Securities), the number of Registrable Upfront Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced on a pro rata basis. In the event the Company amends the Initial Upfront Securities Registration Statement or files a New Upfront Securities Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Upfront Securities that were not registered for resale on the Initial Upfront Securities Registration Statement, as amended, or the New Upfront Securities Registration Statement (the “Remainder Upfront Securities Registration Statements”). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.
(ii)    Subject to the consummation of the Acquisition Finance Closing, on or prior to the applicable Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Acquisition

Finance Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Acquisition Finance Securities, by such other means of distribution of Registrable Acquisition Finance Securities as the Company may reasonably determine (the “Initial Acquisition Finance Securities Registration Statement” and together with the Initial Upfront Securities Registration Statement, as applicable, an “Initial Registration Statement”). The Initial Acquisition Finance Securities Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Acquisition Finance Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale of the Registrable Acquisition Finance Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to (i) written comments received from the Commission upon a review of such Registration Statement) or (ii) a change in SEC Guidance the “Plan of Distribution” section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Acquisition Finance Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Acquisition Finance Securities Registration Statement as required by the Commission and/or (ii) withdraw the Initial Acquisition Finance Securities Registration Statement and file a new registration statement (a “New Acquisition Finance Securities Registration Statement” and together with any New Upfront Securities Registration Statement, as applicable, a “New Registration Statement"), in either case covering the maximum number of Registrable Acquisition Finance Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Acquisition Finance Securities as a secondary offering; provided, that prior to filing such amendment or New Acquisition Finance Securities Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Acquisition Finance Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Acquisition Finance Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Acquisition Finance Securities), the number of Registrable Acquisition Finance Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced on a pro rata basis. In the event the Company amends the Initial Acquisition Finance Securities Registration Statement or files a New Acquisition Finance Securities Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Acquisition Finance Securities that were not registered for resale on the Initial Acquisition

Finance Securities Registration Statement, as amended, or the New Acquisition Finance Securities Registration Statement (the “Remainder Acquisition Finance Securities Registration Statements” and together with any Remained Upfront Securities Registration Statement, as applicable, a “Reminder Registration Statement”). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.
(b)    The Company shall use its commercially reasonable efforts to cause each applicable Registration Statement to be made or declared effective by the Commission as soon as practicable and, with respect to an Initial Registration Statement or New Registration Statement, as applicable, no later than the applicable Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each such Registration Statement continuously effective under the Securities Act until such time as all of the Registrable Securities covered by such Registration Statement have been sold by the Holders (as applicable, the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York time on a Trading Day. The Company shall promptly notify the Holders via e-mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the applicable Effective Date. The Company shall, by 9:30 a.m. New York time on the first Trading Day after the applicable Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).
(c)    If: (i) the applicable Initial Registration Statement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) the applicable Initial Registration Statement or the New Registration Statement, as applicable, is not made or declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the applicable Effectiveness Deadline, other than as a result of any open issues arising out of any routine Commission review of Exchange Act filings in effect as of the date hereof, or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the applicable Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the applicable Closing Date, and only in the event a Registration Statement is not effective or available to sell all applicable Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each

Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any such Registrable Securities held by such Holder, with respect to which a Registration Statement is not effective or available to sell such Registrable Securities, on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) if as of the relevant Event Date (or the relevant monthly anniversary thereof, if applicable), the Registrable Securities (A) may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (B) may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent or (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period). If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The applicable Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).
(d)    Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
(e)    Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been made or declared effective by the Commission, the Company may delay the public disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (which notice shall not contain material non-public information and which notice shall not subject the Holders to any duty of confidentiality) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall direct the Transfer Agent to deliver unlegended Common Stock (whether through DTC, book-entry or physical certificates) to a transferee of a Holder in accordance with the terms of the applicable Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.
(f)    In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) use commercially reasonable efforts to register the resale of the Registrable Securities on another appropriate form and (ii) undertake to use commercially reasonable efforts to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(g)    The Holders may from time to time after an applicable Registration Statement becomes effective deliver a written notice to the Company, and the Company shall forward such notice to the other Holders, specifying that the sale of some or all of the Registrable Securities subject to the Registration is intended to be conducted through an underwritten offering, so long as the anticipated gross proceeds of such underwritten offering is not less than twenty million dollars ($20,000,000) (unless the Holders are proposing to sell all of their remaining Registrable Securities) (the “Underwritten Offering”), provided the Company shall not be required to cooperate with respect to more than three (3) such Underwritten Offerings in any twelve month period. In the event of an Underwritten Offering:
i.    The Holders of a majority of the Registrable Securities participating in the Underwritten Offering shall select the managing underwriter or underwriters to administer the Underwritten Offering; provided, that the choice of such managing underwriter or underwriters shall be subject to the consent of the Company, which is not to be unreasonably withheld, conditioned or delayed.
ii.    Notwithstanding any other provision of this Section 2(g), if the managing underwriter or underwriters of a proposed Underwritten Offering advises the Board of Directors of the Company that in its or their opinion the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering in light of market conditions, the Registrable Securities shall be included on a pro rata basis upon the number of securities that each Holder shall have requested to be included in such offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters.
3.    Reserved.
4.    Registration Procedures
In connection with the Company’s registration obligations hereunder:
(a)    the Company shall, not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, proxy statements, and Current Reports on Form 8-K and any similar or successor reports), furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the reasonable review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable, unless the Company shall have been advised by its counsel that the information objected to is required to be disclosed under SEC Guidance. Notwithstanding the foregoing, the Company shall not be required to furnish to the Holders any prospectus supplement being prepared and filed solely to name new or additional selling securityholders unless such Holders are named in such prospectus supplement.
(b)    (i) the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable and to the extent such incorporation by reference is permitted under the rules of the Commission, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.
(c)    the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made, but which notice shall not contain any material non-public information regarding the Company) as promptly as reasonably practicable

(and, in the case of (i)(A) below, not less than two (2) Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Trading Day after such issuance or receipt, and in the case of (v) below, not more than one (1) Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
(d)    the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.
(e)    the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)    the Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
(g)    the Company shall, cooperate with the Holders to facilitate the timely preparation and delivery of Registrable Securities (whether through DTC, book-entry or physical certificates) to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the applicable Purchase Agreement, the Warrant (if applicable) and under law, of all restrictive legends except as required by DTC, if applicable, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Registrable Securities in certificates form and free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker or other broker with DTC as directed by such Holder.
(h)    the Company shall following the occurrence of any event contemplated by Section 4(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
(i)    the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
(j)    the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing (but not additional filings) within two (2) Business Days of the request therefore.
(k)    the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.
(l)    if requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
(m)    the Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 4, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter), in each case subject to extensions permissible under applicable law.
5.    Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable

Securities for investment under the laws of such jurisdictions as requested by the Holders)) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.
6.    Indemnification.
(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, general partners, managing members, managers, Affiliates, employees and investment advisers of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, general partners, managing members, managers, agents, employees, and investment advisers of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company in connection with any such registration, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of

Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 4(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing or by e-mail that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advisement contemplated and defined in Section 7(d) below, but only if and to the extent that following the receipt of the Advisement the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.
(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved (or deemed reviewed and approved) by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 4(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advisement contemplated in Section 7(d), but only if and to the extent that following the receipt of the Advisement the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the

Holder be liable for any such loss, claim, damage, liability or action where such untrue statement or alleged untrue statement or omission or alleged omission was corrected in a final or amended prospectus, and the Company or the underwriters failed to deliver a copy of such final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act.
(c)    Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of one counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 6, only to the extent that, the failure to give such notice is materially prejudicial or harmful to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Section 6 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Section 6(c) shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have.
An Indemnified Party (together with all other Indemnified Parties) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be reasonably inappropriate due to conflicting interests between such Indemnified Party and any other party represented by such counsel in such proceeding. If such defense is assumed, the Indemnifying Party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).
Subject to the terms of this Agreement, all documented fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6(c)) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

(d)    Contribution. If a claim for indemnification under Section 6(a) or 6(b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, in either event other than pursuant to its terms, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6(d) was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under an applicable Purchase Agreement.
7.    Miscellaneous.
(a)    Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to seek to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
(b)    No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders may include securities of the Company in a Registration Statement other than the Registrable Securities hereunder and the Company shall not prior to the applicable Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is thirty (30) days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of any other Persons under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8 (or successor form), (ii) in connection with an acquisition on Form S-4 (or successor form), or (iii) a registration statement to register the resale by stockholders of (x) securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company or (y) securities issued or to be issued by the Company in capital raising transactions approved by a majority of the disinterested directors of the Company where the Company’s use of proceeds includes, without limitation, increasing capital (and including, for the avoidance of doubt, securities issued or to be issued by the Company pursuant to the Acquisition Finance Securities Purchase Agreement to Persons other than the Purchasers). For the avoidance of doubt, the Company shall not be prohibited from (A) preparing and filing with the Commission a registration statement relating to an offering of Common Stock by stockholders of the Company under the Securities Act pursuant to the terms of registration rights granted to such stockholders in transactions described in clause (iii) above, or from (B) filing amendments to registration statements filed prior to the date of this Agreement (or, for the avoidance of doubt, filing any prospectus supplements related thereto pursuant to Rule 424).
(c)    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.
(d)    Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company (i) of the occurrence of any event of the kind described in Section 4(c)(iii)-(v) or (ii) with respect to the beginning of a Grace Period, such Holder will discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advisement”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed or the Grace Period has terminated, as applicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Nothing in this paragraph prohibits the distribution of Registrable Securities by a means other than the Registration Statement, including pursuant to Rule 144 or otherwise.

(e)    No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
(f)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.
(g)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Upfront Securities Purchase Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 4(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.
(h)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Upfront Securities Purchase Agreement.
(i)    Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature was the original thereof.
(j)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Upfront Securities Purchase Agreement.
(k)    Cumulative Remedies. Except as provided in Section 2(c) with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
(l)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(m)    Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.
(n)    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Common Shares pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Common Shares or the Warrant or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.
(o)    Effectiveness; Termination. This Agreement shall become automatically effective, without further action of the parties, upon the Closing. Notwithstanding anything to the contrary herein, this Agreement shall automatically terminate and be of no further force and effect immediately upon the termination of the Upfront Securities Purchase Agreement.
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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

FIRSTSUN CAPITAL BANCORP

By:
Name: Neal E. Arnold
Title: Chief Executive Officer & President
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SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

[NAME OF INVESTING ENTITY]

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o

Street

City/State/Zip

Attention:

Tel:

E-mail: